[PIONEER LOGO]

       PIONEER
       MID CAP GROWTH
       FUND*

      [ANUAL REPORT 9/30/01]

       * FORMERLY PIONEER MID-CAP FUND. NAME
           CHANGE EFFECTIVE SEPTEMBER 21, 2001.


    TABLE OF CONTENTS
   -----------------------------------------------------------------------------

      Letter to Shareowners                                         1
      Portfolio Summary                                             2
      Performance Update                                            3
      Portfolio Management Discussion                               6
      Schedule of Investments                                       9
      Financial Statements                                         17
      Notes to Financial Statements                                23
      Report of Independent Public Accountants                     28
      Trustees, Officers and Service Providers                     29


     PIONEER MID CAP GROWTH FUND

     LETTER TO SHAREOWNERS

     DEAR FELLOW SHAREOWNERS,
   -----------------------------------------------------------------------------
     Although September 11 is now several weeks behind us, we know that all Americans share our continuing compassion for the victims of the attacks and for all their loved ones. In addition, we at Pioneer wish to extend our full-hearted support and encouragement to the men and women who are fighting terrorism and defending our freedoms around the globe.

     While the emotional impact of September's events are still with us and will certainly endure, we are confident that, with time, their economic impact will pass. We base that confidence on Pioneer's 73 years of experience - nearly a third of our nation's history, covering wars and depression, crisis and prosperity.

     That same confidence defines our investment outlook. In other moments of national emergency - World War II and the Gulf War, among others - the markets declined at first, then recovered. Investors who abandoned their investment programs during those earlier periods of turmoil came to regret that decision when the markets resumed their long-term upward trend.

     Shocks from the recent tragedy have set in motion a more abrupt economic slowdown than we had anticipated. More importantly for investors, we think the economy's rebound will be steeper as well, spurred by the strong stimuli of lower interest rates, lower taxes and government spending. We also believe that many global markets will follow a similar pattern.

     Since the founding of Pioneer Fund, our flagship fund, in 1928, our only goal has been to help investors achieve their objectives. Over the months and years ahead, we will continue to offer you the high caliber of investment management that our shareowners have enjoyed for more than seven decades.

     As always, you can check your Pioneer fund accounts and see recent fund Information at www.pioneerfunds.com. In the meantime, if you are contemplating adjustments to your portfolio in the wake of September's events, we urge you to contact your investment professional.
     Sincerely,

     [/s/ Theresa A. Hamacher ]

     Theresa A. Hamacher
     Chief Investment Officer

     Pioneer Investment Management, Inc.

                                                                               1


     PIONEER MID CAP GROWTH FUND
     PORTFOLIO SUMMARY 9/30/01

     PORTFOLIO DIVERSIFICATION
--------------------------------------------------------------------------------
    (As a percentage of total investment portfolio)

                                                                                                     DEPOSITARY RECEIPTS FOR
U.S. COMMON STOCKS                                              SHORT-TERM CASH EQUIVALENTS            INTERNATIONAL STOCKS
------------------                                              ---------------------------          -----------------------
89                                                                           6                                  5

     SECTOR DISTRIBUTION
--------------------------------------------------------------------------------
    (As a percentage of equity holdings)

            HEALTH  CONSUMER                          CONSUMER     CAPITAL                  BASIC    COMMUNICATION
TECHNOLOGY   CARE   CYCLICALS   FINANCIALS    ENERGY   STAPLES      GOODS     UTILITIES   MATERIALS    SERVICES      TRANSPORTATION
----------  ------  ---------   ----------    ------  --------     -------    ---------   ---------  -------------   --------------
31            24       13           8            6        6           5           3           2            1               1

     10 LARGEST HOLDINGS
--------------------------------------------------------------------------------
    (As a percentage of equity holdings)

       1.  Scios Inc.                     2.22%   6.  Forest Laboratories, Inc.         1.53%
       2.  Wellpoint Health Networks Inc. 1.75    7.  Concord EFS, Inc.                 1.51
       3.  IDEC Pharmaceuticals Corp.     1.73    8.  Calpine Corp.                     1.50
       4.  Elan Corp. Plc (A.D.R.)        1.69    9.  Gilead Sciences, Inc.             1.40
       5.  ImClone Systems, Inc.          1.55   10.  RJ Reynolds Tobacco Holdings Co.  1.39

     Fund holdings will vary for other periods.

  2


     PIONEER MID CAP GROWTH FUND
     PERFORMANCE UPDATE 9/30/01                               CLASS A SHARES

    SHARE PRICES AND DISTRIBUTIONS
--------------------------------------------------------------------------------

      NET ASSET VALUE
         PER SHARE             9/30/01      9/30/00
                              $11.61     $23.15

  DISTRIBUTIONS PER SHARE      INCOME     SHORT-TERM      LONG-TERM
    (9/30/00 - 9/30/01)       DIVIDENDS  CAPITAL GAINS  CAPITAL GAINS
                                  -      $0.672         $2.449

    INVESTMENT RETURNS
--------------------------------------------------------------------------------
    The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Mid Cap Growth Fund at public offering price, compared to the growth of the Standard & Poor's MidCap 400 Index.

                          AVERAGE ANNUAL TOTAL RETURNS
                           (As of September 30, 2001)

                                             NET ASSET    PUBLIC OFFERING
                 PERIOD                        VALUE          PRICE*
10 Years                                        7.14            6.50
5 Years                                         1.71            0.51
1 Year                                        -40.26          -43.69

GROWTH OF $10,000 FROM 3/91

                                                                                                   STANDARD & POOR'S MIDCAP 400
                                                                PIONEER MID CAP GROWTH FUND*                  INDEX
                                                                ----------------------------       ----------------------------
9/91                                                                       9425.00                           10000.00
9/93                                                                      13314.00                           13947.00
9/95                                                                      15882.00                           17823.00
9/97                                                                      20933.00                           28261.00
9/99                                                                      20965.00                           33230.00
9/01                                                                      18779.00                           38554.00

* Reflects deduction of the maximum 5.75% sales charge at the beginning of the period and assumes reinvestment of distributions at net asset value.

The Fund adopted its current investment objective on February 1, 1996. Prior to that date, the Fund's objective was growth and income from a portfolio primarily of small-capitalization stocks.

 The Standard & Poor's MidCap 400 Index is an unmanaged measure of 400 domestic stocks chosen for market size (average capitalization is $2.1 billion), liquidity and group representation. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

 Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.
                                                                               3


     PIONEER MID CAP GROWTH FUND
     PERFORMANCE UPDATE 9/30/01                               CLASS B SHARES

    SHARE PRICES AND DISTRIBUTIONS
--------------------------------------------------------------------------------

      NET ASSET VALUE
         PER SHARE             9/30/01      9/30/00
                              $10.58     $21.68

  DISTRIBUTIONS PER SHARE      INCOME     SHORT-TERM      LONG-TERM
    (9/30/00 - 9/30/01)       DIVIDENDS  CAPITAL GAINS  CAPITAL GAINS
                                  -      $0.672         $2.449

    INVESTMENT RETURNS
--------------------------------------------------------------------------------
    The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Mid Cap Growth Fund, compared to the growth of the Standard & Poor's MidCap 400 Index.

                            AVERAGE ANNUAL TOTAL RETURNS
                             (As of September 30, 2001)

                                                   IF HELD        IF
                    PERIOD                                     REDEEMED*
Life-of-Class
  (2/1/96)                                           2.16%        2.07%
5 Years                                              0.53         0.44
1 Year                                             -41.08       -43.03

GROWTH OF $10,000+

                                                                                                   STANDARD & POOR'S MIDCAP 400
                                                                PIONEER MID CAP GROWTH FUND*                  INDEX
                                                                ----------------------------       ----------------------------
2/96                                                                      10000.00                           10000.00
9/97                                                                      12904.00                           14902.00
9/98                                                                      10728.00                           13962.00
9/99                                                                      12634.00                           17523.00
9/00                                                                      18763.00                           25098.00
9/01                                                                      11001.00                           20330.00

+ Index comparison begins 2/29/96. The Standard & Poor's MidCap 400 Index is an unmanaged measure of 400 domestic stocks chosen for market size (average capitalization is $2.1 billion), liquidity and group representation. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

  Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.
  4


     PIONEER MID CAP GROWTH FUND
     PERFORMANCE UPDATE 9/30/01                               CLASS C SHARES

    SHARE PRICES AND DISTRIBUTIONS
--------------------------------------------------------------------------------

      NET ASSET VALUE
         PER SHARE            9/30/01      9/30/00
                             $10.96     $22.32

  DISTRIBUTIONS PER SHARE     INCOME     SHORT-TERM      LONG-TERM
    (9/30/00 - 9/30/01)      DIVIDENDS  CAPITAL GAINS  CAPITAL GAINS
                                 -      $0.672         $2.449

    INVESTMENT RETURNS
--------------------------------------------------------------------------------
    The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Mid Cap Growth Fund at public offering price, compared to the growth of the Standard & Poor's MidCap 400 Index.

                             AVERAGE ANNUAL RETURNS
                           (As of September 30, 2001)

                                           NET ASSET         PUBLIC OFFERING
               PERIOD                        VALUE             PRICE/CDSC*
Life-of-Class
2/1/96                                         2.48%               2.30%
5 Years                                        0.83                0.63
1 Year                                       -41.07              -41.67

GROWTH OF $10,000+

                                                                                                   STANDARD & POOR'S MIDCAP 400
                                                                PIONEER MID CAP GROWTH FUND*                  INDEX
                                                                ----------------------------       ----------------------------
2/96                                                                       9900.00                           10000.00
9/97                                                                      12937.00                           14902.00
9/98                                                                      10767.00                           13962.00
9/99                                                                      12719.00                           17523.00
9/00                                                                      18901.00                           25098.00
9/01                                                                      11139.00                           20330.00

* Reflects deduction of the 1% sales charge oat the beginning of the period and assumes reinvestment of distributions. The 1% contingent deferred sales charge
  (CDSC) applies to redemptions made within one year of purchase.

+ Index comparison begins 2/29/96. The Standard & Poor's MidCap 400 Index is an unmanaged measure of 400 domestic stocks chosen for market size (average capitalization is $2.1 billion), liquidity and group representation. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

  Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.
                                                                               5


     PIONEER MID CAP GROWTH FUND

--------------------------------------------------------------------------------
     PORTFOLIO MANAGEMENT DISCUSSION 9/30/01

Faced with a slowing U.S. economy, growth stocks in a range of industries had weakened even before the terrible events of September 11, 2001. In the following pages, Eric J. Weigel, Portfolio Manager of Pioneer Mid Cap Growth Fund (formerly Pioneer Mid Cap Fund) reviews the factors that affected mid cap growth stocks over the last 12 months.

Q. MID CAP STOCKS HAVE FALLEN QUITE A BIT FROM THEIR YEAR-AGO LEVELS. WHAT WAS THE IMPACT ON FUND PERFORMANCE?

A. Pioneer Mid Cap Growth Fund's performance reflected the weakness that prevailed among growth stocks during the Fund's fiscal year, which ended on September 30, 2001. The Fund's Class A shares had a total return at net asset value of -40.26% for the period; results for Class B and C shares were -41.08% and -41.07%, respectively. These results were ahead of the -46.88% average return of the 421 funds in our Lipper peer group but significantly behind the -19% return of the Standard & Poor's MidCap 400 Index, the Fund's benchmark. (Lipper is an independent organization that tracks mutual fund performance.)

Q. HOW IS IT THAT THE FUND OUTPERFORMED THE AVERAGE RESULTS OF ITS PEERS WHILE FARING POORLY AGAINST ITS BENCHMARK?

A. The Fund outperformed its peers chiefly because of successful stock selection and lower exposure to technology stocks, the market's weakest area over the period. The Standard & Poor's MidCap 400 Index, our benchmark, is a blend of growth and value stocks; its results over the period were boosted because value stocks held up better than growth.

Q.  WHAT BROUGHT ON THE DECLINE?

A. By early last year, the prices of many dot-com and other internet-related stocks had outstripped any rational expectation for future profits. Once that bubble burst, investors turned away from growth stocks as a group, including those with solid finances, established products and reasonable valuations.

    Further diminishing investor confidence in growth stocks, starting late last year, the nation's rate of economic expansion slowed sharply from the very high rates that had prevailed earlier. As a result, the past 12 months have been among the most difficult for growth investment strategies that we can recall.

Q.  WHY WERE TECH STOCKS SO WEAK?

A. Much of the fuel for the technology boom had been supplied by dot-com companies and their substantial technology investments. More established companies, feeling pressure from their new dot-com competitors, also invested heavily in technology.

  6

     PIONEER MID CAP GROWTH FUND

--------------------------------------------------------------------------------

    Then, when business slowed and dot-coms crumbled, companies of all kinds began slashing technology budgets, creating a glut of unsold inventory on manufacturers' shelves.

    Other areas were also penalized by the slowing economy. Energy stocks, for example, felt the economic slowdown as projections for growing demand and rising energy prices evaporated, and stock prices fell.

Q.  HOW DID YOU RESPOND TO THIS SHIFTING OUTLOOK?

A. For one thing, we have become more opportunistic, taking advantage of volatility to sell stocks when our price targets have been reached. We have also been opportunistic in buying stocks, focusing on attractive companies whose stocks decline due to market weakness and not for any reason particular to the company.

Q.  WHAT AREAS AFFECTED PERFORMANCE THE MOST?

A. We are bottom-up investors, meaning that we pick stocks first, and decide on sector weightings second. Our decisions left the Fund underweighted in consumer cyclical stocks relative to the benchmark, a stance that hurt performance as the group performed well. On the other hand, the Fund's low exposure to technology companies compared to our benchmark and to similar funds was a distinct positive, as were our modestly overweight positions in financial and utility companies. However, stock selection was the major contributor to the Fund's performance relative to its peers.

Q.  CAN YOU GIVE US SOME EXAMPLES?

A. In health care, Imclone Systems benefited from positive trial results of C-225, a drug targeting cancers of the nose and throat; Bristol Myers Squibb recently made a substantial investment in Imclone. Another health care company, Gilead Sciences, gained support when the U.S. Food and Drug Administration issued a positive assessment of Viread(TM), the company's investigational treatment for HIV infections. In energy, Ultramar Diamond Shamrock rose sharply on news of its proposed acquisition by Valero Energy. Our strongest technology performer was Electronic Arts, a maker of video games that is expected to benefit from new Microsoft technology. And in retail, Family Dollar Stores continues to attract value-conscious consumers with low prices on basic merchandise, a strategy that dovetails well with a slowing economy.

    On the negative side, Rational Software, whose products facilitate software creation by others, declined along with its sector. However, we believe Rational is well

                                                                               7

     PIONEER MID CAP GROWTH FUND

--------------------------------------------------------------------------------
     PORTFOLIO MANAGEMENT DISCUSSION 9/30/01  (CONTINUED)

    positioned to participate in any industry rebound. Power company Calpine was another holding that hurt results; shares fell on fears that the company is planning to build more plants than can be justified as energy demand slacks off. We disagree, and think that Calpine will do very well once the economy regains its footing.

Q. HOW HAS YOUR OUTLOOK CHANGED SINCE SEPTEMBER 11, AND HOW ARE YOU POSITIONING THE FUND?

A. We are confident that the economy will eventually shake off its current slump, spurred by the Federal Reserve Board's aggressive rate-cutting program and the fiscal stimulus of lower taxes and other initiatives from Washington. However, the terrorist attacks on our nation brought economic and emotional impacts that probably delayed recovery until late in 2002; earlier, we had anticipated that the turn would come during the first half of the year.

    At the end of the period, we had overweighted the Fund in utilities and financials, where are we finding good values and solid growth prospects. In addition, with inventory excesses being worked off, we are more optimistic about the technology sector than we were a short time ago.

  8


     PIONEER MID CAP GROWTH FUND

--------------------------------------------------------------------------------
     SCHEDULE OF INVESTMENTS 9/30/01

     SHARES                                                                         VALUE
                 COMMON STOCKS - 93.9%
                 BASIC MATERIALS - 2.1%
                 CHEMICALS (DIVERSIFIED) - 0.4%
       58,000    PPG Industries, Inc.                                       $   2,653,500
                                                                            -------------
                 METALS MINING - 0.6%
      267,700    Massey Energy                                              $   3,921,805
                                                                            -------------
                 PAPER & FOREST PRODUCTS - 1.1%
      145,000    Bowater, Inc.                                              $   6,382,900
                                                                            -------------
                 TOTAL BASIC MATERIALS                                      $  12,958,205
                                                                            -------------
                 CAPITAL GOODS - 4.1%
                 ELECTRICAL EQUIPMENT - 3.8%
      160,000    American Power Conversion Corp.*                           $   1,868,800
      350,000    Kemper Corp.*                                                  5,761,000
       10,000    Power-One, Inc.*                                                  61,500
      111,000    Sanmina Corp.*                                                 1,507,380
      235,000    Symbol Technologies, Inc.                                      2,465,150
      350,000    SCI Systems, Inc.*                                             6,300,000
      290,625    Vishay Intertechnology, Inc.*                                  5,347,500
                                                                            -------------
                                                                            $  23,311,330
                                                                            -------------
                 MANUFACTURING (SPECIALIZED) - 0.3%
       98,400    Jabil Circuit Inc.*                                        $   1,761,360
                                                                            -------------
                 TOTAL CAPITAL GOODS                                        $  25,072,690
                                                                            -------------
                 COMMUNICATION SERVICES - 0.9%
                 CELLULAR/WIRELESS TELECOMMUNICATIONS - 0.5%
       85,000    Western Wireless Corp.*                                    $   2,871,300
                                                                            -------------
                 TELEPHONE - 0.4%
      150,000    BroadWing Inc.*                                            $   2,412,000
                                                                            -------------
                 TOTAL COMMUNICATION SERVICES                               $   5,283,300
                                                                            -------------
                 CONSUMER CYCLICALS - 12.2%
                 AUTO PARTS & EQUIPMENT - 1.0%
       72,700    SPX Corp.*                                                 $   6,026,830
                                                                            -------------
                 GAMING & LOTTERY COMPANIES - 1.4%
      193,900    Harrah's Entertainment Inc.*                               $   5,237,239
      426,800    Park Place Entertainment Corp.*                                3,128,444
                                                                            -------------
                                                                            $   8,365,683
                                                                            -------------

   The accompanying notes are an integral part of these financial statements.  9

     PIONEER MID CAP GROWTH FUND

--------------------------------------------------------------------------------
     SCHEDULE OF INVESTMENTS 9/30/01 (CONTINUED)

     SHARES                                                                         VALUE
                 LODGING-HOTELS - 0.4%
      100,000    Starwood Hotels & Resorts                                  $   2,200,000
                                                                            -------------
                 RETAIL (COMPUTERS & ELECTRONICS) - 1.0%
      122,000    Radioshack Corp.                                           $   2,958,500
       80,000    Tech Data Corp.*                                               3,032,000
                                                                            -------------
                                                                            $   5,990,500
                                                                            -------------
                 RETAIL (DEPARTMENT STORES) - 0.6%
      132,600    Federated Department Stores, Inc.*                         $   3,739,320
                                                                            -------------
                 RETAIL (DISCOUNTERS) - 0.8%
       86,400    Dollar Tree Stores Inc.*                                   $   1,620,000
      132,700    Family Dollar Stores, Inc.                                     3,651,904
                                                                            -------------
                                                                            $   5,271,904
                                                                            -------------
                 RETAIL (GENERAL MERCHANDISE) - 1.8%
      140,000    BJ's Wholesale Club, Inc.*                                 $   6,665,400
      123,300    Sears, Roebuck and Co.                                         4,271,112
                                                                            -------------
                                                                            $  10,936,512
                                                                            -------------
                 RETAIL (SPECIALTY) - 0.6%
      140,000    Bed Bath & Beyond, Inc.*                                   $   3,564,400
                                                                            -------------
                 RETAIL (SPECIALTY-APPAREL) - 0.7%
      131,400    TJX Companies, Inc.                                        $   4,323,060
                                                                            -------------
                 SERVICES (ADVERTISING/MARKETING) - 1.3%
       90,000    The Interpublic Group of Companies, Inc.                   $   1,836,000
       30,000    Omnicom Group                                                  1,947,000
      160,000    TMP Worldwide Inc.*                                            4,542,400
                                                                            -------------
                                                                            $   8,325,400
                                                                            -------------
                 SERVICES (COMMERCIAL & CONSUMER) - 1.8%
      118,700    Apollo Group Inc.*                                         $   4,988,961
      129,600    Convergys Corp.*                                               3,596,400
       85,000    Sabre Group Holdings, Inc.*                                    2,272,900
                                                                            -------------
                                                                            $  10,858,261
                                                                            -------------
                 TEXTILES (APPAREL) - 0.8%
      200,000    Jones Apparel Group, Inc.*                                 $   5,098,000
                                                                            -------------
                 TOTAL CONSUMER CYCLICALS                                   $  74,699,870
                                                                            -------------

  10  The accompanying notes are an integral part of these financial statements.

     PIONEER MID CAP GROWTH FUND

--------------------------------------------------------------------------------

     SHARES                                                                         VALUE
                 CONSUMER STAPLES - 5.5%
                 DISTRIBUTORS (FOOD & HEALTH) - 1.2%
       74,999    Amerisourcebergen Corp.*                                   $   5,321,179
      114,900    Supervalu Inc.                                                 2,324,427
                                                                            -------------
                                                                            $   7,645,606
                                                                            -------------
                 FOODS - 1.7%
       63,700    Hershey Foods Corp.                                        $   4,164,069
      130,000    McCormick & Co, Inc.                                           5,954,000
                                                                            -------------
                                                                            $  10,118,069
                                                                            -------------
                 RESTAURANTS - 1.3%
      337,500    Brinker International Inc.*                                $   7,971,750
                                                                            -------------
                 TOBACCO - 1.3%
      140,000    RJ Reynolds Tobacco Holdings Co.                           $   7,999,600
                                                                            -------------
                 TOTAL CONSUMER STAPLES                                     $  33,735,025
                                                                            -------------
                 ENERGY - 5.6%
                 OIL & GAS (DRILLING & EQUIPMENT) - 1.2%
      120,100    BJ Services Co.*                                           $   2,136,579
      125,000    ENSCO International, Inc.                                      1,827,500
       85,000    National-Oilwell Inc.*                                         1,232,500
       75,000    Tidewater, Inc.                                                2,001,750
                                                                            -------------
                                                                            $   7,198,329
                                                                            -------------
                 OIL & GAS (PRODUCTION/EXPLORATION) - 3.2%
      100,000    Murphy Oil Corp.                                           $   7,236,000
      205,700    Ocean Energy Inc.                                              3,352,910
      244,000    Pioneer Natural Resources Co.*                                 3,472,120
      200,000    Suncor Energy Inc.                                             5,576,000
                                                                            -------------
                                                                            $  19,637,030
                                                                            -------------
                 OIL (DOMESTIC INTEGRATED) - 1.2%
      300,000    Conoco, Inc.                                               $   7,629,000
                                                                            -------------
                 TOTAL ENERGY                                               $  34,464,359
                                                                            -------------
                 FINANCIALS - 7.9%
                 BANKS (REGIONAL) - 1.4%
       93,200    North Fork Bancorporation, Inc                             $   2,771,768
      125,000    TCF Financial Corp.                                            5,757,500
                                                                            -------------
                                                                            $   8,529,268
                                                                            -------------

   The accompanying notes are an integral part of these financial statements. 11

     PIONEER MID CAP GROWTH FUND

--------------------------------------------------------------------------------
     SCHEDULE OF INVESTMENTS 9/30/01 (CONTINUED)

     SHARES                                                                         VALUE
                 CONSUMER FINANCE - 1.5%
       67,700    Capital One Financial Corp.                                $   3,116,231
       91,900    The PMI Group, Inc.                                            5,733,641
                                                                            -------------
                                                                            $   8,849,872
                                                                            -------------
                 INSURANCE (PROPERTY-CASUALTY) - 3.9%
      140,000    Allmerica Financial Corp.                                  $   6,279,000
      113,075    MBIA Inc.                                                      5,653,750
      100,000    Old Republic International Corp.*                              2,621,000
      180,000    Radian Group Inc.                                              6,930,000
       33,200    Exel Ltd.                                                      2,622,800
                                                                            -------------
                                                                            $  24,106,550
                                                                            -------------
                 INVESTMENT BANK/BROKERAGE - 0.8%
       85,000    Edwards (A.G.), Inc.                                       $   2,984,350
       50,400    Legg Mason Inc.                                                2,003,904
                                                                            -------------
                                                                            $   4,988,254
                                                                            -------------
                 INVESTMENT MANAGEMENT - 0.3%
       84,400    Stilwell Financial Inc.                                    $   1,645,800
                                                                            -------------
                 TOTAL FINANCIALS                                           $  48,119,744
                                                                            -------------
                 HEALTH CARE - 22.7%
                 BIOTECHNOLOGY - 10.5%
      103,300    Biogen, Inc.*                                              $   5,741,414
       75,000    Chiron Corp.*                                                  3,332,250
      142,700    Gilead Sciences, Inc.*                                         8,015,459
      200,000    IDEC Pharmaceuticals Corp.                                     9,914,000
      157,700    ImClone Systems, Inc.*                                         8,917,935
       75,000    Invitrogen Corp.*                                              4,932,000
      100,000    MedImmune, Inc.*                                               3,563,000
      182,800    Millennium Pharmaceuticals, Inc.*                              3,246,528
       55,000    Myriad Genetics, Inc.*                                         1,685,200
       50,000    Protein Design Labs, Inc.*                                     2,361,500
      770,000    Scios Inc.*                                                   12,751,200
                                                                            -------------
                                                                            $  64,460,486
                                                                            -------------
                 HEALTH CARE (DIVERSIFIED) - 1.6%
       36,000    Allergan, Inc.                                             $   2,386,800
      158,800    Biovail Corp., International*                                  7,368,320
                                                                            -------------
                                                                            $   9,755,120
                                                                            -------------

  12  The accompanying notes are an integral part of these financial statements.

     PIONEER MID CAP GROWTH FUND

--------------------------------------------------------------------------------

     SHARES                                                                         VALUE
                 HEALTH CARE (DRUGS/MAJOR PHARMECEUTICALS) - 4.0%
      200,000    Elan Corp. Plc (A.D.R.)*                                   $   9,690,000
      122,000    Forest Laboratories Inc.*                                      8,801,080
      260,450    IVAX Corp.*                                                    5,774,177
                                                                            -------------
                                                                            $  24,265,257
                                                                            -------------
                 HEALTH CARE (DRUGS-GENERIC & OTHER) - 1.2%
      170,000    ICN Pharmaceuticals, Inc.                                  $   4,479,500
       50,000    Watson Pharmaceuticals, Inc.*                                  2,735,500
                                                                            -------------
                                                                            $   7,215,000
                                                                            -------------
                 HEALTH CARE (MANAGED CARE) - 2.4%
       80,000    Express Scripts, Inc.*                                     $   4,440,000
       92,100    Wellpoint Health Networks, Inc.*                              10,052,715
                                                                            -------------
                                                                            $  14,492,715
                                                                            -------------
                 HEALTH CARE (MEDICAL PRODUCTS/SUPPLIES) - 2.1%
      158,400    Guidant Corp.*                                             $   6,098,400
      150,000    Genzyme Corp.*                                                 6,813,000
                                                                            -------------
                                                                            $  12,911,400
                                                                            -------------
                 HEALTH CARE (SPECIALIZED SERVICES) - 0.9%
      200,000    Lincare Holdings Inc.*                                     $   5,314,000
                                                                            -------------
                 TOTAL HEALTH CARE                                          $ 138,413,978
                                                                            -------------
                 TECHNOLOGY - 28.6%
                 COMMUNICATIONS EQUIPMENT - 1.3%
      158,500    Comverse Technology, Inc.*                                 $   3,246,080
      175,000    RF Micro Devices Inc.*                                         2,908,500
      100,000    Scientific-Atlanta, Inc.                                       1,755,000
                                                                            -------------
                                                                            $   7,909,580
                                                                            -------------
                 COMPUTERS (NETWORKING) - 1.0%
      750,000    3COM Corp.*                                                $   2,812,500
      250,000    Enterasys Networks, Inc.*                                      1,612,500
      160,000    Radware Ltd.*                                                  1,396,800
                                                                            -------------
                                                                            $   5,821,800
                                                                            -------------

   The accompanying notes are an integral part of these financial statements. 13

     PIONEER MID CAP GROWTH FUND

--------------------------------------------------------------------------------
     SCHEDULE OF INVESTMENTS 9/30/01 (CONTINUED)

     SHARES                                                                         VALUE
                 COMPUTERS (PERIPHERALS) - 2.0%
      670,000    Quantum Corp. - DLT & Storage Systems*                     $   5,467,200
      150,000    EMC Corp.*                                                     1,762,500
      111,400    Lexmark International Group, Inc.*                             4,980,694
                                                                            -------------
                                                                            $  12,210,394
                                                                            -------------
                 COMPUTERS (SOFTWARE & SERVICES) - 6.6%
      114,400    Adobe Systems, Inc.                                        $   2,743,312
      300,000    Cadence Design System Inc.*                                    4,995,000
      135,000    Electronic Arts, Inc.*                                         6,165,450
      280,000    Legato Systems, Inc.*                                          1,534,400
      350,000    Network Associates, Inc.*                                      4,511,500
      360,000    Rational Software Corp.*                                       3,117,600
      130,000    Synopsys, Inc.*                                                5,214,287
      197,800    Sybase Inc.*                                                   1,839,540
      200,000    Symantec Corp.*                                                6,934,000
       70,000    Veritas Software Corp.*                                        1,290,800
      203,000    Wind River Systems*                                            2,131,500
                                                                            -------------
                                                                            $  40,477,389
                                                                            -------------
                 ELECTRONICS (COMPONENT DISTRIBUTORS) - 1.1%
      110,000    Arrow Electronics, Inc.*                                   $   2,294,600
      125,000    Avnet, Inc.                                                    2,273,750
      138,700    Flextronics International, Ltd.*                               2,294,098
                                                                            -------------
                                                                            $   6,862,448
                                                                            -------------
                 ELECTRONICS (INSTRUMENTATION) - 2.1%
      110,000    Alpha Industries, Inc.*                                    $   2,130,700
      112,000    Photon Dynamics Inc.*                                          2,592,800
      127,800    PerkinElmer Inc.                                               3,353,472
      170,000    Veeco Instruments, Inc.*                                       4,505,000
                                                                            -------------
                                                                            $  12,581,972
                                                                            -------------

  14  The accompanying notes are an integral part of these financial statements.

     PIONEER MID CAP GROWTH FUND

--------------------------------------------------------------------------------

     SHARES                                                                         VALUE
                 ELECTRONICS (SEMICONDUCTORS) - 5.8%
      310,300    Applied Micro Circuits Corp.*                              $   2,168,997
      547,800    Atmel Corp.*                                                   3,659,304
      556,400    Conexant Systems Inc.*                                         4,618,120
      265,000    Cypress Semiconductor Corp.*                                   3,937,900
      195,000    Integrated Device Tech Inc.*                                   3,923,400
       90,600    International Rectifier Corp.*                                 2,467,038
      165,000    Microchip Technology*                                          4,422,000
      113,000    PMC - Sierra Inc.*                                             1,174,070
      100,000    Semtech Corp.*                                                 2,838,000
      397,605    Triquint Semiconductor Inc.*                                   6,357,704
                                                                            -------------
                                                                            $  35,566,533
                                                                            -------------
                 EQUIPMENT (SEMICONDUCTOR) - 4.0%
      120,000    Brooks Automation, Inc.*                                   $   3,190,800
      350,000    Credence Systems Corp.*                                        4,217,500
       80,800    Cymer, Inc.*                                                   1,353,400
       87,500    DuPont Photomasks, Inc.*                                       2,430,750
      100,000    KLA-Tencor Corp.*                                              3,158,000
      350,000    Lam Research Corp.*                                            5,932,500
      150,000    Novellus Systems, Inc.*                                        4,284,000
                                                                            -------------
                                                                            $  24,566,950
                                                                            -------------
                 SERVICES (COMPUTER SYSTEMS) - 1.2%
       35,000    Investment Technology Group, Inc.*                         $   1,942,150
      240,000    SunGard Data Systems, Inc.*                                    5,608,800
                                                                            -------------
                                                                            $   7,550,950
                                                                            -------------
                 SERVICES (DATA PROCESSING) - 3.5%
      177,300    Concord EFS, Inc.*                                         $   8,678,835
      151,100    DST Systems, Inc.*                                             6,535,075
      180,000    Fiserv, Inc.*                                                  6,139,800
                                                                            -------------
                                                                            $  21,353,710
                                                                            -------------
                 TOTAL TECHNOLOGY                                           $ 174,901,726
                                                                            -------------
                 TRANSPORTATION - 1.1%
                 RAILROADS - 1.1%
      174,600    Canadian National Railway Co.                              $   6,643,530
                                                                            -------------
                 TOTAL TRANSPORTATION                                       $   6,643,530
                                                                            -------------

   The accompanying notes are an integral part of these financial statements. 15

     PIONEER MID CAP GROWTH FUND

--------------------------------------------------------------------------------
     SCHEDULE OF INVESTMENTS 9/30/01 (CONTINUED)

     SHARES                                                                         VALUE
                 UTILITIES - 3.2%
                 ELECTRIC COMPANIES - 0.4%
      107,400    Mirant Corp.*                                              $   2,352,060
                                                                            -------------
                 NATURAL GAS - 1.4%
      169,100    Dynegy Inc.                                                $   5,859,315
      102,100    Enron Corp.                                                    2,780,183
                                                                            -------------
                                                                            $   8,639,498
                                                                            -------------
                 POWER PRODUCERS (INDEPENDENT) - 1.4%
      378,100    Calpine Corp.*                                             $   8,624,461
                                                                            -------------
                 TOTAL UTILITIES                                            $  19,616,019
                                                                            -------------
                 TOTAL COMMON STOCKS
                 (Cost $670,334,978)                                        $ 573,908,447
                                                                            -------------
    PRINCIPAL
       AMOUNT
                 TEMPORARY CASH INVESTMENTS - 6.1%
                 REPURCHASE AGREEMENT - 6.0%
   37,100,000    Credit Suisse First Boston Group, Inc., 3.20%, dated
                 9/28/01, repurchase price of $37,100,000 plus accrued
                 interest on 10/1/01, collateralized by $36,501,000 U.S.
                 Treasury Notes, 6.375%, 8/16/02                            $  37,100,000
                                                                            -------------
                 TOTAL TEMPORARY CASH INVESTMENTS
                 (Cost $37,100,000)                                         $  37,100,000
                                                                            -------------
                 TOTAL INVESTMENT IN SECURITIES - 100%
                 (Cost $707,434,978)(a)(b)(c)                               $ 611,008,447
                                                                            =============

    *  Non-income producing securities.
    (a) At September 30, 2001, the net unrealized loss on investments based on cost for federal income tax purposes of $709,586,249 was as follows.

       Aggregate gross unrealized gain for all investments
       in which there is an excess of value over tax cost        66,398,357
       Aggregate gross unrealized loss for all investments
       in which there is an excess of tax cost over value     ($164,976,159)
                                                              -------------
       Net unrealized loss                                    $ (98,577,802)
                                                              =============


    (b) At September 30, 2001, the Fund had a capital loss carryforward of $2,193,301 which will expire in 2009 if not utilized.
    (c) The Fund has elected to defer approximately $13,107,384 of capital gain losses recognized between November 1, 2000 and September 30, 2001 to its fiscal year ending September 30, 2002.

    Purchases and sales of securities (excluding temporary cash investments) for the year ended September 30, 2001 aggregated $520,542,820 and $592,484,532, respectively.

  16  The accompanying notes are an integral part of these financial statements.


     PIONEER MID CAP GROWTH FUND

--------------------------------------------------------------------------------
     BALANCE SHEET 9/30/01

  ASSETS:
     Investment in securities, at value (including temporary
        cash investment of $37,100,000) (cost $707,434,978)       $611,008,447
     Cash                                                               40,578
     Receivables -
        Investment securities sold                                   3,307,316
        Fund shares sold                                               819,127
        Dividends and interest                                         318,524
        Collateral for loaned securities                            16,000,800
     Other                                                              15,497
                                                                  ------------
           Total assets                                           $631,510,289
                                                                  ------------
  LIABILITIES:
     Payables -
        Investment securities purchased                           $  9,439,867
        Fund shares repurchased                                        549,564
        Upon return of loaned securities                            16,000,800
     Due to affiliates                                                 517,980
     Accrued expenses                                                  148,217
                                                                  ------------
           Total liabilities                                      $ 26,656,428
                                                                  ------------
  NET ASSETS:
     Paid-in capital                                              $718,732,348
     Accumulated net realized loss on investments and futures
        contracts                                                  (17,451,956)
     Net unrealized loss on investments                            (96,426,531)
                                                                  ------------
           Total net assets                                       $604,853,861
                                                                  ============
  NET ASSET VALUE PER SHARE:
  (Unlimited number of shares authorized)
     Class A (based on $569,070,049/49,006,432 shares)            $      11.61
                                                                  ============
     Class B (based on $30,143,152/2,849,195 shares)              $      10.58
                                                                  ============
     Class C (based on $5,640,660/514,699 shares)                 $      10.96
                                                                  ============
  MAXIMUM OFFERING PRICE:
    Class A                                                       $      12.32
                                                                  ============

   The accompanying notes are an integral part of these financial statements. 17


     PIONEER MID CAP GROWTH FUND

--------------------------------------------------------------------------------
     STATEMENT OF OPERATIONS
     FOR THE YEAR ENDED 09/30/01

 INVESTMENT INCOME:
    Dividends (net of foreign taxes withheld of
      $12,239)                                           $   2,761,274
    Interest                                                 2,640,642
                                                         -------------
          Total investment income                                            $   5,401,916
                                                                             -------------
 EXPENSES:
    Management fees
       Basic fee                                         $   5,234,176
       Performance adjustment                               (1,660,507)
    Transfer agent fees
       Class A                                               1,274,143
       Class B                                                 240,810
       Class C                                                  52,489
    Distribution fees
       Class A                                               1,645,113
       Class B                                                 477,773
       Class C                                                  77,796
    Administrative fees                                        203,596
    Custodian fees                                             119,899
    Professional                                                57,698
    Registration fees                                          129,867
    Printing                                                    68,040
    Fees and expenses of nonaffiliated trustees                  9,937
    Miscellaneous                                               19,019
                                                         -------------
          Total expenses                                                     $   7,949,849
          Less fees paid indirectly                                               (179,129)
                                                                             -------------
          Net expenses                                                       $   7,770,720
                                                                             -------------
             Net investment loss                                             $  (2,368,804)
                                                                             -------------
 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FUTURES
  CONTRACTS:
    Net realized loss from:
       Investments                                       $  (9,208,322)
       Futures contracts                                    (8,020,280)      $ (17,228,602)
                                                         -------------       =============
    Change in net unrealized gain (loss) on
     investments from:
       Investments                                       $(418,313,366)
       Futures contracts                                       861,875       $(417,451,491)
                                                         -------------       -------------
             Net loss on investments and futures
              contracts                                                      $(434,680,093)
                                                                             -------------
             Net decrease in net assets resulting
              from operations                                                $(437,048,897)
                                                                             =============

  18  The accompanying notes are an integral part of these financial statements.


     PIONEER MID CAP GROWTH FUND

--------------------------------------------------------------------------------
     STATEMENTS OF CHANGES IN NET ASSETS
     FOR THE YEARS ENDED 9/30/00 AND 9/30/01

                                                              YEAR ENDED       YEAR ENDED
                                                               9/30/01          9/30/00
 FROM OPERATIONS:
 Net investment loss                                        $   (2,368,804)  $   (3,408,757)
 Net realized gain (loss) on investments and futures
  contracts                                                    (17,228,602)     160,283,811
 Change in net unrealized gain (loss) on investments and
  futures contracts                                           (417,451,491)     208,459,190
                                                            --------------   --------------
       Net increase (decrease) in net assets resulting
        from operations                                     $ (437,048,897)  $  365,334,244
                                                            --------------   --------------
 DISTRIBUTIONS TO SHAREOWNERS FROM:
 Net realized gain:
       Class A ($3.12 and $3.09 per share, respectively)    $ (140,366,200)  $ (124,379,954)
       Class B ($3.12 and $3.09 per share, respectively)        (9,631,366)      (2,553,584)
       Class C ($3.12 and $3.09 per share, respectively)        (1,451,176)        (546,124)
                                                            --------------   --------------
             Total distributions to shareowners             $ (151,448,742)  $ (127,479,662)
                                                            --------------   --------------
 FROM FUND SHARE TRANSACTIONS:
 Net proceeds from sale of shares                           $  128,952,181   $  368,136,465
 Reinvestment of distributions                                 140,723,741      119,014,289
 Cost of shares repurchased                                   (215,787,467)    (338,672,805)
                                                            --------------   --------------
       Net increase in net assets resulting from fund
        share transactions                                  $   53,888,455   $  148,477,949
                                                            --------------   --------------
       Net increase (decrease) in net assets                $ (534,609,184)  $  386,332,531
 NET ASSETS:
 Beginning of year                                           1,139,463,045      753,130,514
                                                            --------------   --------------
 End of year (including accumulated net investment loss of
  $0, and $0, respectively)                                 $  604,853,861   $1,139,463,045
                                                            ==============   ==============

              CLASS A                '01 SHARES     '01 AMOUNT     '00 SHARES     '00 AMOUNT
 Shares sold                          6,288,264    $ 103,456,858    11,639,402   $ 255,803,216
 Reinvestment of distributions        8,020,373      130,892,484     6,429,086     116,109,271
 Less shares repurchased            (10,825,242)    (173,188,489)  (13,449,248)   (290,121,919)
                                    -----------    -------------   -----------   -------------
          Net increase                3,483,395    $  61,160,853     4,619,240   $  81,790,568
                                    ===========    =============   ===========   =============
 CLASS B
 Shares sold                          1,340,966    $  19,971,145    4,476,958    $  93,250,316
 Reinvestment of distributions          566,600        8,527,338      140,035        2,389,002
 Less shares repurchased             (2,470,345)     (35,818,747)  (1,825,431)     (36,515,030)
                                     ----------    -------------   -----------   -------------
          Net increase (decrease)      (562,779)   $  (7,320,264)   2,791,562    $  59,124,288
                                     ==========    =============   ===========   =============
 CLASS C
 Shares sold                            370,013    $   5,524,178      936,123    $  19,082,933
 Reinvestment of distributions           83,638        1,303,919       29,386          516,016
 Less shares repurchased               (450,311)      (6,780,231)    (624,309)     (12,035,856)
                                     ----------    -------------   -----------   -------------
          Net increase                    3,340    $      47,866      341,200    $   7,563,093
                                     ==========    =============   ===========   =============

   The accompanying notes are an integral part of these financial statements. 19


PIONEER MID CAP GROWTH FUND

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 9/30/01

                                                              YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED
CLASS A                                                        9/30/01       9/30/00       9/30/99       9/30/98       9/30/97
Net asset value, beginning of year                             $  23.15     $   18.08      $  16.53      $  23.39     $    21.12
                                                               --------     ----------     --------      --------     ----------
Increase (decrease) from investment operations:
  Net investment loss                                          $  (0.03)    $   (0.06)     $  (0.05)     $  (0.07)    $    (0.08)
  Net realized and unrealized gain (loss) on investments
    and futures contracts                                         (8.39)         8.22          3.05         (3.44)          4.23
                                                               --------     ---------      --------      --------     ----------
      Net increase (decrease) from investment operations       $  (8.42)    $    8.16      $   3.00      $  (3.51)    $     4.15
Distributions to shareowners:
  Net realized gain                                               (3.12)        (3.09)        (1.45)        (3.35)         (1.88)
                                                               --------     ---------      --------      --------     ----------
Net increase (decrease) in net asset value                     $ (11.54)    $    5.07      $   1.55      $  (6.86)    $     2.27
                                                               --------     ---------      --------      --------     ----------
Net asset value, end of year                                   $  11.61     $   23.15      $  18.08      $  16.53     $    23.39
                                                               ========     =========      ========      ========     ==========
Total return*                                                    (40.26)%       49.93%        19.09%       (15.90)%        21.36%
Ratio of net expenses to average net assets+                       0.87%         0.86%         0.88%         0.79%          0.87%
Ratio of net investment loss to average net assets+               (0.23)%       (0.30)%       (0.27)%       (0.35)%        (0.37)%
Portfolio turnover rate                                              65%           81%          150%          110%            63%
Net assets, end of year (in thousands)                         $569,070     $1,054,081     $739,427      $767,257     $1,048,648
Ratios assuming reduction for fees paid indirectly:
  Net expenses                                                     0.85%         0.84%         0.86%         0.79%          0.85%
  Net investment loss                                             (0.21)%       (0.28)%       (0.25)%       (0.35)%        (0.35)%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sale charges. Total return would be reduced if sales charges were taken into account.
+ Ratios assuming no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

  20


PIONEER MID CAP GROWTH FUND

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 9/30/01

                                                         YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED
CLASS B                                                   9/30/01       9/30/00       9/30/99       9/30/98       9/30/97
Net asset value, beginning of year                        $ 21.68       $ 17.24       $ 15.99       $ 22.98        $21.02
                                                          -------       -------       -------       -------        ------
Increase (decrease) from investment operations:
  Net investment loss                                     $ (0.22)      $ (0.26)      $ (0.10)      $ (0.18)       $(0.22)
  Net realized and unrealized gain (loss) on
    investments and futures contracts                       (7.76)         7.79          2.80         (3.46)         4.06
                                                          -------       -------       -------       -------        ------
      Net increase (decrease) from investment
        operations                                        $ (7.98)      $  7.53       $  2.70       $ (3.64)       $ 3.84
Distributions to shareowners:
  Net realized gain                                         (3.12)        (3.09)        (1.45)        (3.35)        (1.88)
                                                          -------       -------       -------       -------        ------
Net increase (decrease) in net asset value                $(11.10)      $  4.44       $  1.25       $ (6.99)       $ 1.96
                                                          -------       -------       -------       -------        ------
Net asset value, end of year                              $ 10.58       $ 21.68       $ 17.24       $ 15.99        $22.98
                                                          =======       =======       =======       =======        ======
Total return*                                              (41.08)%       48.51%        17.76%       (16.86)%       19.87%
Ratio of net expenses to average net assets+                 2.01%         1.85%         1.91%         1.81%         2.00%
Ratio of net investment loss to average net assets+         (1.35)%       (1.28)%       (1.31)%       (1.38)%       (1.51)%
Portfolio turnover rate                                        65%           81%          150%          110%           63%
Net assets, end of year (in thousands)                    $30,143       $73,968       $10,699       $ 5,969        $5,045
Ratios assuming reduction for fees paid indirectly:
  Net expenses                                               1.99%         1.83%         1.89%         1.80%         1.96%
  Net investment loss                                       (1.33)%       (1.26)%       (1.29)%       (1.37)%       (1.47)%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
+ Ratios assuming no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

                                                                              21


PIONEER MID CAP GROWTH FUND

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 9/30/01

                                                              YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED
CLASS C                                                        09/30/01      09/30/00      9/30/99       9/30/98       9/30/97
Net asset value, beginning of year                             $ 22.32       $ 17.66        $16.30       $ 23.33        $21.12
                                                               -------       -------        ------       -------        ------
Increase (decrease) from investment operations:
  Net investment loss                                          $ (0.22)      $ (0.01)       $(0.07)      $ (0.18)       $(0.20)
  Net realized and unrealized gain (loss) on investments
    and futures contracts                                        (8.02)         7.76          2.88         (3.50)         4.29
                                                               -------       -------        ------       -------        ------
      Net increase (decrease) from investment operations       $ (8.24)      $  7.75        $ 2.81       $ (3.68)       $ 4.09
Distributions to shareowners:
  Net realized gain                                              (3.12)        (3.09)        (1.45)        (3.35)        (1.88)
                                                               -------       -------        ------       -------        ------
Net increase (decrease) in net asset value                     $(11.36)      $  4.66        $ 1.36       $ (7.03)       $ 2.21
                                                               -------       -------        ------       -------        ------
Net asset value, end of year                                   $ 10.96       $ 22.32        $17.66       $ 16.30        $23.33
                                                               -------       -------        ------       -------        ------
Total return*                                                   (41.07)%       48.61%        18.13%       (16.77)%       21.07%
Ratio of net expenses to average net assets+                      2.18%         1.88%         1.86%         1.75%         1.91%
Ratio of net investment loss to average net assets+              (1.53)%       (1.32)%       (1.26)%       (1.31)%       (1.43)%
Portfolio turnover rate                                             65%           81%          150%          110%           63%
Net assets, end of year (in thousands)                         $ 5,641       $11,414        $3,005       $ 1,460        $  752
Ratios assuming reduction for fees paid indirectly:
  Net expenses                                                    2.13%         1.86%         1.82%         1.74%         1.87%
  Net investment loss                                            (1.48)%       (1.30)%       (1.22)%       (1.30)%       (1.39)%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
+ Ratios assuming no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

  22


     PIONEER MID CAP GROWTH FUND

--------------------------------------------------------------------------------
     NOTES TO FINANCIAL STATEMENTS 9/30/01

    1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

    Pioneer Mid Cap Growth Fund (the Fund) (formerly Mid-Cap Fund) is a Delaware business trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek capital growth.

    The Fund offers three classes of shares - Class A, Class B and Class C shares. Shares of Class A, Class B and Class C each represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that each class of shares can bear different transfer agent and distribution fees and have exclusive voting rights with respect to the distribution plans that have been adopted by Class A, Class B and Class C shareowners, respectively.

    The Fund's financial statements have been prepared in conformity with accounting principles generally accepted in the United States that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry:

    A. SECURITY VALUATION

       Security transactions are recorded as of trade date. The net asset value is computed once daily, on each day the New York Stock Exchange is open, as of the close of the regular trading on the Exchange. In computing the net asset value, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. Dividend income is recorded on the ex-dividend date and interest income, including income on interest bearing cash accounts, is recorded on the accrual basis. Temporary cash investments are valued at amortized cost.

       Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

                                                                              23

     PIONEER MID CAP GROWTH FUND

--------------------------------------------------------------------------------
     NOTES TO FINANCIAL STATEMENTS 9/30/01                       (CONTINUED)

    B. FUTURES CONTRACTS

       The Fund may enter into futures transactions to hedge against changes in interest rates, securities prices, and currency rates or to seek to increase total return. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. Subsequent payments for futures contracts ("variation margin") are paid or received by the Fund, depending on the daily fluctuation in the value of the contracts, and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the opening and closing value of the contract. The potential risk to the Fund is that the change in value of the contracts may not directly correlate to the change in value of the underlying securities. At September 30, 2001, there were no open futures contracts.

    C. SECURITY LENDING

       The Fund loans securities in its portfolio to certain brokers, with the Fund's custodian acting as the lending agent. When entering into a loan, the Fund receives collateral which is maintained by the custodian and earns income in the form of negotiated lenders' fees. The Fund also continues to receive interest or dividends on the securities loaned. The loans are secured by collateral of at least 102%, at all times, of the fair value of the securities loaned, and gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be for the account of the Fund. The fair value of the collateral will be adjusted daily to reflect any price fluctuation in the value of the loaned securities. As of September 30, 2001, the Fund loaned securities having a fair value of $15,347,970 and received collateral of $16,000,800.

    D. FEDERAL INCOME TAXES

       It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

       The characterization of distributions to shareowners for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of

  24

     PIONEER MID CAP GROWTH FUND

--------------------------------------------------------------------------------

       net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

       At September 31, 2001, the Fund reclassified $2,368,804 and $187,305 from paid-in capital to accumulated net investment loss and accumulated net realized loss on investments, respectively. The reclassification has no impact on the net asset value of the Fund and is designed to present the Fund's capital accounts on a tax basis.

    E. FUND SHARES

       The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a majority owned indirect subsidiary of UniCredito Italiano S.p.A (UniCredito Italiano), earned $79,653 in underwriting commissions on the sale of Fund shares during the year ended September 30, 2001.

    F. CLASS ALLOCATIONS

       Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B and Class C shares of the Fund, respectively. Shareowners of each class share all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day.

       Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class A, Class B and Class C shares can bear different transfer agent and distribution fees.

    G. REPURCHASE AGREEMENTS

       With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of

                                                                              25

     PIONEER MID CAP GROWTH FUND

--------------------------------------------------------------------------------
     NOTES TO FINANCIAL STATEMENTS 9/30/01                       (CONTINUED)

       purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian, or subcustodians. The Fund's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

     2. MANAGEMENT AGREEMENT

     PIM, the Fund's investment adviser, manages the Fund's portfolio and is a majority owned indirect subsidiary of UniCredito Italiano. PIM receives a basic fee that is calculated at the annual rate of 0.625% of the Fund's average daily net assets. The basic fee is subject to a performance adjustment up to a maximum of +/-0.20% based on the Fund's investment performance as compared with the Standard & Poor's MidCap 400 Index. The performance comparison is made for a rolling 36-month period. For the year ended September 30, 2001, the aggregate performance adjustment resulted in a reduction to the basic fee of $1,660,507. For the year ended September 30, 2001, the management fee was equivalent to a rate of 0.427% of average daily net assets.

     In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. At September 30, 2001, $252,368 was payable to PIM related to management fees, administrative fees and certain other services.

     3. TRANSFER AGENT

     PIMSS, a majority owned indirect subsidiary of UniCredito Italiano, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates. Included in due to affiliates is $113,306 in transfer agent fees payable to PIMSS at September 30, 2001.

     4. DISTRIBUTION PLANS

     The Fund adopted a Plan of Distribution for each class of shares (Class A Plan, Class B Plan and Class C Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Class A Plan, the Fund pays PFD a service fee of up to 0.25% of the Fund's average daily net assets in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. On qualifying investments made prior to August 19, 1991, the Class A Plan provides for reimbursement of such expenditures in an amount not to exceed 0.15%.

  26

     PIONEER MID CAP GROWTH FUND

--------------------------------------------------------------------------------

     Pursuant to the Class B Plan and the Class C Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to each class of shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in due to affiliates is $152,306 in distribution fees payable to PFD at September 30, 2001.

     In addition, redemptions of each class of shares may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within one year of purchase. Class B shares that are redeemed within six years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%. Proceeds from the CDSCs are paid to PFD. For the year ended September 30, 2001, CDSCs in the amount of $179,586 were paid to PFD.

     5. EXPENSE OFFSETS

     The Fund has entered into certain directed brokerage and expense offset arrangements resulting in a reduction in the Fund's total expenses. For the year ended September 30, 2001, the Fund's expenses were reduced by $179,129 under such arrangements.

     6. LINE OF CREDIT

     The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), collectively participate in a $50 million committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of $50 million or the limits set by its prospectus for borrowings. Interest on collective borrowings of up to $25 million is payable at the Federal Funds Rate plus 3/8% on an annualized basis, or at the Federal Funds Rate plus 1/2% if the borrowing exceeds $25 million at any one time. The Funds pay an annual commitment fee for this facility. The commitment fee is allocated among such Funds based on their respective borrowing limits. For the year ended September 30, 2001, the Fund had no borrowings under this agreement.

                                                                              27


     PIONEER MID CAP GROWTH FUND

--------------------------------------------------------------------------------
     REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

     TO THE SHAREOWNERS AND THE BOARD OF TRUSTEES OF
     PIONEER MID CAP GROWTH FUND:
   -----------------------------------------------------------------------------

     We have audited the accompanying balance sheet, including the schedule of investments, of Pioneer Mid Cap Growth Fund as of September 30, 2001, and the related statement of operations, the statements of changes in net assets, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2001 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Mid Cap Growth Fund as of September 30, 2001, the results of its operations, the changes in its net assets, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States.

     ARTHUR ANDERSEN LLP

     Boston, Massachusetts
     November 5, 2001

  28


     PIONEER MID CAP GROWTH FUND

--------------------------------------------------------------------------------
     TRUSTEES, OFFICERS AND SERVICE PROVIDERS

      TRUSTEES                           OFFICERS
      John F. Cogan, Jr., Chairman       John F. Cogan, Jr., President
      Mary K. Bush                       Daniel T. Geraci, Executive Vice
      Richard H. Egdahl, M.D.            President
      Daniel T. Geraci                   Vincent Nave, Treasurer
      Margaret B.W. Graham               Joseph P. Barri, Secretary
      Marguerite A. Piret
      Stephen K. West
      John Winthrop

    INVESTMENT ADVISER
    Pioneer Investment Management, Inc.

    CUSTODIAN
    Brown Brothers Harriman & Co.

    INDEPENDENT PUBLIC ACCOUNTANTS
    Arthur Andersen LLP

    PRINCIPAL UNDERWRITER
    Pioneer Funds Distributor, Inc.

    LEGAL COUNSEL
    Hale and Dorr LLP

    SHAREOWNER SERVICES AND TRANSFER AGENT
    Pioneer Investment Management
    Shareholder Services, Inc.

                                                                              29


    HOW TO CONTACT PIONEER

   We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

   CALL US FOR:

   ACCOUNT INFORMATION, including existing accounts,
   new accounts, prospectuses, applications
   and service forms                                       1-800-225-6292

   FACTFONE(SM) for automated fund yields, prices,
   account information and transactions                    1-800-225-4321

   RETIREMENT PLANS INFORMATION                            1-800-622-0176

   TELECOMMUNICATIONS DEVICE FOR THE DEAF (TDD)            1-800-225-1997

   WRITE TO US:

   PIMSS
   P.O. Box 9014
   Boston, Massachusetts 02205-9014

   OUR TOLL-FREE FAX                                       1-800-225-4240

   OUR INTERNET E-MAIL ADDRESS              ASK.PIONEER@PIONEERINVEST.COM

   (for general questions about Pioneer only)

   VISIT OUR WEBSITE:                                WWW.PIONEERFUNDS.COM

   THIS REPORT MUST BE PRECEDED OR ACCOMPANIED BY A CURRENT
   FUND PROSPECTUS.

   PIONEER LOGO

    PIONEER INVESTMENT MANAGEMENT, INC.                                      10842-00-1101
    60 STATE STREET                                      G PIONEER FUNDS DISTRIBUTOR, INC.
    BOSTON, MASSACHUSETTS 02109                        UNDERWRITER OF PIONEER MUTUAL FUNDS
    WWW.PIONEERFUNDS.COM                                [RECYCLE LOGO] PRINTED ON RECYCLED
                                                                                     PAPER